April 15, 2016
DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS
- Dreyfus Institutional Preferred Money Market Fund
 - Hamilton Shares
Supplement to Prospectus dated July 31, 2015
The following changes will take effect on April 15, 2016
The following will replace the first sentence in the section in the fund's prospectus entitled "Fund Summary—Purchase and Sale of Fund Shares":
In general, the fund's minimum initial investment is $250 million and there is no minimum subsequent investment.
The following will replace any contrary information in the section in the fund's prospectus entitled "Shareholder Guide—Buying and Selling Shares":
The minimum initial investment is $250 million, with no minimum subsequent investment, unless: (a) the investor has invested at least $250 million in the aggregate among the fund and any of the Dreyfus-managed funds listed under "Services for Fund Investors—Fund Exchanges"; or (b) the investor has, in the opinion of Dreyfus Investments Division, adequate intent and availability of assets to reach a future aggregate level of investment of $250 million in such funds.